SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)           May 31, 2000
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                       Vitesse Semiconductor Corporation
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               (Exact name of Registrant as Specified in Charter)

          Delaware                     0-19654                    77-0138960
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(State or Other Jurisdiction       (Commission File             (IRS Employer
      of Incorporation)                Number)               Identification No.)

741 CALLE PLANO, CAMARILLO, CALIFORNIA                                 93012
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code       (805) 388-3700
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     Upon completion of its acquisition of SiTera Incorporated the registrant has determined that the acquisition did not involve a significant amount of assets within the meaning of Instruction 4 of Item 2 of Form 8-K. As such, the registrant is filing this amendment for the purpose of reporting the acquisition under Item 5 of Form 8-K, and will not be filing the financial information required under Item 7 of Form 8-K for Item 2 acquisitions.

Item 5.  Acquisition or Disposition of Assets.

     On May 31, 2000, the registrant completed the acquisition of all of the equity interests of SiTera Incorporated for $750 million in common stock. SiTera Incorporated is a fabless semiconductor design company, and the purchase included all assets, property, plant and equipment used in the business. Vitesse intends to continue to use the assets of SiTera in its semiconductor business. The transaction will be accounted for as a pooling of interests.

     A copy of the press release relating to the foregoing information is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired.  Not applicable.

(b)      Pro Forma Financial Information.  Not applicable.

(c)      Exhibits

2.1 Agreement and Plan of Reorganization among Vitesse Semiconductor Corporation, Southpaw Acquisition Corp. and SiTera Incorporated and, with respect to Article 8 only, Steven P. Flannery as Stockholder Representative and U.S. Bank Trust National Association as Escrow Agent dated April 19, 2000 (previously filed).

99.1     Press Release dated June 2, 2000 (previously filed).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August  8, 2000



                                               /s/ Eugene F. Hovanec
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                                               Name:  Eugene F. Hovanec
                                               Title: Chief Financial Officer


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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER     DESCRIPTION
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2.1        Agreement and Plan of Reorganization among Vitesse Semiconductor
           Corporation, Southpaw Acquisition Corp. and SiTera Incorporated and, with respect to Article 8 only, Steven P. Flannery as Stockholder Representative and U.S. Bank Trust National Association as Escrow Agent dated April 19, 2000 (previously filed).

99.1       Press Release Dated June 2, 2000 (previously filed).


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